UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2005

                                CONCENTRAX, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                     000-32459                65-0887846
 (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


                          2400 Augusta Place, Suite 425
                              Houston, Texas 77057
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (888) 340-9715

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On June 8, 2005, Concentrax, Inc. (the "Company") completed the sale of 10,000,000 shares (the "Shares") of the Company's common stock and cashless warrants (the "Warrants") to purchase 1,000,000 shares of the Company's common stock to Pluris Opportunity Fund, L.P., an accredited investor. The Shares and Warrants were sold at a per unit price of $0.025 for gross proceeds totaling $250,000. The Warrants are exercisable for a period of five years at an exercise price equal to 80% of the average bid price for the 20 trading days prior to the date of any exercise. From the date of closing until 90 days after the Effective Date (defined below), if the Company or any subsidiary of the Company issues common stock or any securities exercisable or convertible into common stock at a price below $0.025 per share, then the Company must issue the investor additional shares of common stock according to the following formula:

                           $250,000 - (10,000,000 * x)
                           --------------------------
                                        x

where "x" equals the price at which the Company issues shares of common stock or the price at which other securities are exercisable or convertible into shares of common stock.

     The Company agreed to become current with filing all required SEC reports within 30 days after closing. After the Company becomes current with filing its required SEC reports, the Company must use its best efforts to have its common stock quoted on the OTC Bulletin Board. In addition, the Company agreed to file with the SEC a registration statement, on the earlier of 45 days after closing or 30 days after filing all delinquent SEC reports, registering the resale of the Shares and the common stock issuable upon exercise of the Warrants. The Company must use commercially reasonable efforts to cause such registration statement to be declared effective within 120 days after filing with the SEC (the "Effectiveness Date").

Item 3.02 Unregistered Sales of Equity Securities.

         See Item 1.01.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits:

Exhibit
Number                                Description
--------- ----------------------------------------------------------------------
10.1 Securities Purchase Agreement dated May 31, 2005 among Concentrax, Inc. and Pluris Partners, Inc.
10.2      Common Stock Purchase Warrant issued to Pluris Partners, Inc.
10.3 Registration Rights Agreement among Concentrax, Inc. and Pluris Partners, Inc.
10.4 Escrow Agreement date May 27, 2005 between Concentrax, Inc., Pluris Partners, Inc. and Cutler Law Group


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CONCENTRAX, INC.


 Dated:    July 6, 2005                           By: /s/ Steven H. Grant
                                                      ---------------------
                                                  Steven H. Grant
                                                  Chief Financial Officer



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